UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

Emerging Europe & Mediterranean Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Stocks in emerging European and Mediterranean markets produced strong returns in the six-month period ended April 30, 2010. Shares in Turkey surged nearly 25% in our reporting period, lifted by brisk economic growth and a relatively stable currency. Hungary, Israel, and Russia also performed very well, but shares in the Czech Republic fell slightly. The period ended with increased market volatility amid concerns that a debt crisis in nearby Greece could spread to other highly indebted European Union (EU) nations. Thus far, the situation in Greece has not had a significant fundamental impact on our opportunity set, but we are watching for risks and opportunities stemming from the crisis.

Your fund returned 24.55% in the six-month period ended April 30, 2010. As shown in the Performance Comparison table, the fund significantly outperformed its MSCI benchmark. Strong stock selection was the primary driver of the fund’s outperformance, with banks and retailers in Russia and Turkey among our largest contributors, helped by strong domestic economies. Our metals and mining companies also fared well, lifted by rising commodity prices stemming from the global economic recovery. On the other hand, lack of exposure to the strong Hungarian market and weak stock selection in Israel limited our gains.

We would like to inform you that the fund’s benchmark will be changing to the MSCI Emerging Markets Europe Index on June 1, 2010. This stems from a recent decision by MSCI to reclassify Israel as a developed market at the end of May. As a result, Middle East and North African countries (such as Israel and Egypt) will no longer be a core focus of the fund. Our primary focus will be on emerging nations in central and eastern Europe and the Mediterranean region, including Russia, Turkey, and former members of the Soviet Union.

PORTFOLIO REVIEW

COMMONWEALTH OF INDEPENDENT STATES

Russia
The Russian stock market climbed more than 12% in the last six months, roughly in line with the performance of our current benchmark. This oil-producing country’s fundamentals remain strong: Oil prices remain well above their 2008–2009 lows, the country enjoys a trade surplus, and a recovery in retail sales is being underpinned by rising wages and pensions. In addition, inflation is still falling, and the central bank continues to reduce short-term interest rates. We increased our Russian allocation from 53% to 60% of assets in the last six months, as we feel that Russia has some of the best intermediate-term growth opportunities in our opportunity set, and we trimmed our positions in Middle East countries. Nevertheless, we remain very selective about the companies in which we invest, as the economy remains heavily dependent on the energy sector and the government has significant influence in economic and business matters.

The environment for Russian food retailers Magnit and X5 Retail Group was quite favorable in the last six months. These consumer staples companies were the fund’s top performers in absolute terms. Magnit has shown accelerating revenue growth in recent months, helped by increased traffic in its stores, while X5 Retail Group is benefiting from reduced operational costs and a visible discounting campaign. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our holdings in other Russian sectors generally produced good returns. In the financials sector, Sberbank and Bank Saint Petersburg continued to rebound from deeply discounted valuations, though Bank Vozrozhdenie was disappointing, and we eliminated it from the portfolio. Our positioning in energy stocks—which we believe offer a mix of good production growth and excellent reserves—also worked to our advantage. One of our top contributors in the entire portfolio was Novatek, the largest independent natural gas producer in Russia and one of the largest in the world. Novatek is a quality company with a competitively advantaged asset base, strong political connections, and high returns operating in an industry where prices should rise over time. Energy equipment companies TMK and Eurasia Drilling, a new holding in the fund, benefited from elevated oil prices, which encourage increased spending by exploration and production companies. On the other hand, Gazprom, which represents a large percentage of our MSCI benchmark, was one of our largest detractors in absolute terms. However, our significant underweighting relative to the benchmark limited our losses.

MIDDLE EAST/NORTH AFRICA

Egypt
Egyptian shares climbed almost 10% in dollar terms in the first half of our fiscal year. The country continues to benefit from its ties to Middle East countries whose economies have been buoyed by elevated oil prices and government spending on infrastructure. However, the market’s gains were restrained somewhat by investors’ concerns about financial problems in Dubai in the United Arab Emirates. The crisis passed fairly quickly, however, as neighboring Abu Dhabi provided financial assistance to prevent Dubai World, a state-owned company, from defaulting on its debts.

While we continue to believe that Egypt has favorable long-term prospects, we reduced our exposure in the last six months to 2% of assets. This partially reflects our greater focus on eastern European investments. We retained positions in investment bank EFG Hermes and tourist destination developer Orascom Development Holding, listed in Switzerland. These companies should benefit from rising investment banking activity across the Middle East and increased tourism, respectively. We eliminated Telecom Egypt, which seemed overvalued relative to its fundamentals and in light of the potential for increased competition from mobile phone companies. We also eliminated MobiNil-Egyptian after takeover speculation lifted the share price above our calculation of the stock’s fair value. This proved to a be a good decision, as the company recently reported weaker-than-expected financial results and could also be hurt by rising competition.

Israel
Shares in Israel, which is being reclassified as a developed market, climbed nearly 15% in U.S. dollar terms in the last six months. One factor that may have contributed to the market’s strong performance was increased demand for Israeli stocks from portfolios that invest in developed non-U.S. equity markets. We have long regarded Israel to be more like a developed market than an emerging market and have underweighted the country relative to our current MSCI benchmark because we usually found more attractive long-term growth opportunities elsewhere in our target regions.

In the last six months, we reduced our Israeli exposure to 3.6% of fund assets. We eliminated Makhteshim-Agan, the world’s largest producer of generic crop protection chemicals, as the company recently reported disappointing financial results. For the time being, we retained positions in fertilizer and chemical companies Israel Corporation and Israel Chemicals, as well as generic drug giant Teva Pharmaceutical, a heavyweight in the Israeli stock market.

EMERGING EUROPE

Turkey
Turkish stocks soared nearly 25% in U.S. dollar terms in the last six months, making it the best-performing market in our target regions. The country continues to depend greatly on foreign funding for its trade deficit, but strong economic growth and a steady currency have attracted capital from overseas investors, despite political and geopolitical uncertainty. While Turkey continues to seek full EU membership, the country under the leadership of Prime Minister Erdogan has recently shown increasing interest in Middle East matters. In addition, the ruling Justice and Development Party has been seeking constitutional reforms that some believe will weaken the state’s commitment to secularism.

Our Turkish exposure declined somewhat in the last six months, from roughly 16% to 11%. We are now underweighting the country slightly versus the fund’s benchmark. While we believe Turkey has very strong growth potential in the intermediate term, we also believe equity valuations are full, and we have some concerns about the potential for interest rates to increase in response to strong economic growth. During the period, our Turkish bank stocks—Turkiye Garanti Bankasi, Turkiye Halk Bankasi, and Bank Asya—did very well, and we trimmed some of our positions on strength. Discount retailer BIM Birlesik Magazalar also did very well, helped by strong earnings and revenue growth, but telecommunications company Turkcell Iletisim Hizmet was one of our weakest holdings. The government unexpectedly mandated rate and price changes that could lead to greater competition in the telecom sector. We eliminated beverage company Anadolu Efes Biracilik Ve Malt Sanayii, whose business was hurt by a significant increase in excise taxes.

Central Europe
Central European markets were mixed in the last six months. In dollar terms, Hungary rose more than 15% and Poland climbed more than 9%, but stocks in the Czech Republic slid about 2%. We continue to have very little direct exposure to this region because many countries remain heavily dependent on credit from foreign nations to fund their economic growth and their trade deficits. Also, stock valuations at current levels are generally unappealing. In addition, the Greek debt crisis, while not yet having a fundamental impact on the region, may lead to slower European economic growth as EU governments tighten their budgets.

In the last six months, we retained our positions in BRD-Groupe Societe Generale, a Romanian bank that is more than 50% owned by the French financial giant Societe Generale, and Polish shoe retailer Ng2. We also maintained our investment in Portugal-listed food distribution company Jeronimo Martins, which owns the leading Biedronka supermarket chain in Poland.

OUTLOOK

Emerging economies and corporate fundamentals in aggregate remain healthy, but the end of government economic stimulus programs, the eventual slowdown of strong inflows into the asset class, geopolitical risks, and the evolving Greek debt crisis are potential headwinds. While emerging equity markets have risen sharply over the last year, stronger earnings growth will be needed for gains to be sustained. Valuations in our target regions are reasonable and generally lower than emerging markets equities on average. Russia remains one of the most attractive markets in our opportunity set.

We remain optimistic about the prospects for the emerging European and Mediterranean region over the long term and have positioned the fund to benefit from increasing consumer activity in our target regions. We believe our holdings have generally strong balance sheets and superior sales growth prospects and should be in a position to generate significant free cash flow. Specifically, we favor consumer staples and discretionary companies. We also have significant exposure to financials.

In closing, we would like to remind our investors, particularly newer investors, that this fund has a high risk/return profile and that the brisk pace of gains we have seen over the last year is unlikely to be sustained indefinitely. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should only represent a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

S. Leigh Innes
Portfolio Manager

May 18, 2010

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI Emerging Markets Europe & Middle East Index: An index that tracks the performance of stocks in several emerging European and Middle Eastern markets, as measured by MSCI.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets, as measured by MSCI.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 4/30/10‡	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE						
Beginning of period	$ 15.97	$ 12.38	$ 39.18	$ 30.77	$ 22.80	$ 14.24
Investment activities						
Net investment income (loss)	(0.04)	(0.02)	1.14	(0.01)	0.50	0.15
Net realized and unrealized gain (loss)	3.96	4.93	(23.98)	9.89	7.51	8.34
Total from investment activities	3.92	4.91	(22.84)	9.88	8.01	8.49
Distributions						
Net investment income	–	(1.32)	–	(0.42)	(0.04)	–
Net realized gain	–	–	(3.96)	(1.06)	(0.03)	–
Total distributions	–	(1.32)	(3.96)	(1.48)	(0.07)	–
Redemption fees added to paid-in capital	–	–	–	0.01	0.03	0.07
NET ASSET VALUE						
End of period	**$ 19.89**	**$ 15.97**	**$ 12.38**	**$ 39.18**	**$ 30.77**	**$ 22.80**
Ratios/Supplemental Data						
Total return(1)	**24.55%**	**49.25%**	**(64.91)%**	**33.33%**	**35.34%**	**60.11%**
Ratio of total expenses to average net assets	1.42%(2)	1.64%	1.32%	1.24%	1.26%	1.32%
Ratio of net investment income (loss) to average net assets	(0.49)%(2)	(0.19)%	3.49%	(0.02)%	1.80%	0.75%
Portfolio turnover rate	14.5%	39.7%	36.0%	59.6%	55.1%	28.1%
Net assets, end of period (in millions)	$ 791	$ 637	$ 451	$ 1,727	$ 1,413	$ 840

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
CYPRUS 1.1%		
Common Stocks 1.1%		
Mirland Development (GBP)(1)	2,338,000	8,568
Total Cyprus (Cost $26,078)		8,568
EGYPT 2.0%		
Common Stocks 2.0%		
EFG Hermes	2,381,070	15,431
Total Egypt (Cost $14,467)		15,431
GEORGIA 0.9%		
Common Stocks 0.9%		
Bank of Georgia, GDR (USD)(1)	581,300	7,006
Total Georgia (Cost $11,077)		7,006
ISRAEL 3.6%		
Common Stocks 3.6%		
Israel Chemicals	580,734	6,943
Teva Pharmaceutical, ADR (USD)	180,491	10,600
The Israel Corporation (1)	13,651	10,699
Total Israel (Cost $34,248)		28,242
KAZAKHSTAN 2.9%		
Common Stocks 2.9%		
Halyk Savings Bank, GDR (USD)(1)	1,155,000	10,913
Kazakhmys (GBP)	545,000	11,674
Kazakhstan Kagazy, GDR (USD)(1)(2)	3,273,950	720
Total Kazakhstan (Cost $34,571)		23,307

LUXEMBOURG 3.9%		
Common Stocks 3.9%		
Mhp, GDR (USD)(1)	2,008,900	30,589
Total Luxembourg (Cost $30,196)		30,589
POLAND 0.9%		
Common Stocks 0.9%		
Ng2	352,462	6,966
Total Poland (Cost $5,248)		6,966
PORTUGAL 1.8%		
Common Stocks 1.8%		
Jeronimo Martins (1)	1,374,795	14,205
Total Portugal (Cost $7,343)		14,205
ROMANIA 0.7%		
Common Stocks 0.7%		
BRD-Groupe Societe Generale	1,199,780	5,592
Total Romania (Cost $3,543)		5,592
RUSSIA 59.8%		
Common Stocks 59.3%		
Baltika Brewery (USD)	162,700	4,927
Bank Saint Petersburg (USD)	3,500,000	13,475
Cherkizovo Group, GDR (USD)(1)	387,904	7,382
CTC Media (USD)	1,809,158	30,557
Eurasia Drilling, GDR (USD)	471,900	9,701
Gazprom, ADR (USD)	1,636,069	37,977
Globaltrans Investment, GDR (USD)(1)	1,394,600	18,811
Kuzbasskaya Toplivnaya (1)	475,948	3,236

Kuzbasskaya Toplivnaya Kompaniya (USD)(1)	362,852	2,467
Magnit, GDR (USD)	229,000	4,269
Magnit CLS (USD)	537,456	47,087
Magnitogorsk Iron & Steel Works, GDR (USD)	1,707,061	22,968
Mobile Telesystems, ADR (USD)	306,990	16,961
Novatek, GDR (USD)	414,135	31,275
Pharmstandard, GDR (USD)(1)(2)	292,400	8,360
Pharmstandard, Regular Shares, GDR (USD)(1)	710,626	20,231
Polymetal, GDR (USD)(1)	178,584	1,861
RGI International (USD)(1)	3,579,400	7,560
Rosneft Oil, GDR (USD)(1)	4,463,444	36,082
Sberbank (USD)	16,712,572	44,830
TMK (USD)(1)	2,222,400	11,668
TMK, GDR (USD)	901,451	18,684
VimpelCom, ADR (USD)(1)	1,801,704	31,386
X5 Retail Group, GDR (USD)(1)	1,052,972	37,365
		469,120
Convertible Preferred Stock 0.5%		
Bank Saint Petersburg (USD)	939,200	4,161
		4,161
Total Russia (Cost $358,571)		473,281
SWITZERLAND 1.0%		
Consumer Discretionary 1.0%		
Orascom Development (EGP)(1)	2,529,540	8,188
Total Switzerland (Cost $19,499)		8,188
TURKEY 11.2%		
Common Stocks 11.2%		
Bank Asya (1)	5,485,219	14,410
BIM Birlesik Magazalar	315,680	17,727

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe and the Mediterranean region.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund's financial instruments, based on the inputs used to determine their values on April 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2010, approximately 88% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $100,328,000 and $106,179,000, respectively, for the six months ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $223,374,000 of unused capital loss carryforwards, which expire in fiscal 2017.

At April 30, 2010, the cost of investments for federal income tax purposes was $663,543,000. Net unrealized gain aggregated $130,130,000 at period-end, of which $239,198,000 related to appreciated investments and $109,068,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2010, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $490,000 for T. Rowe Price Services, Inc.; and $22,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2010, the fund was allocated $6,000 of Spectrum Funds’ expenses, of which $4,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2010, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. This information, combined with the Board’s ongoing review of investment results and factoring in the severity of the market turmoil during 2008 and 2009, indicated that in the Board’s view the fund’s results for certain time periods were less than satisfactory. The Adviser provided its assessment of the fund’s investment results and outlook, and the Board concluded that it was satisfied with the Adviser’s response.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was generally at or below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010